Exhibit 10.1
EXHIBIT B
to
AIRCRAFT TIME SHARING AGREEMENT
dated as of [DATE],
by and between Bank of America, NA ("Time Share Lessor"),
and
[NAME] ("Time Share Lessee")
Aircraft List Current as of [DATE]

"Aircraft 1" means collectively that certain Gulfstream Aerospace G650ER aircraft bearing U.S. registration number N651BA and manufacturer's serial number 6287 (“Airframe 1”), together with two (2) Rolls-Royce BR700-725A1-12 engines bearing manufacturer's serial numbers 25683 & 25682 (“Aircraft 1 Engines”), and all Parts and Aircraft Documents associated with Aircraft 1. The Aircraft 1 Engines shall be deemed part of Aircraft 1 whether or not from time to time attached to Airframe 1 or removed from Airframe 1.

"Aircraft 2" means collectively that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N228BA and manufacturer's serial number 2103 (“Airframe 2”), together with two (2) Honeywell AS907-2-1G engines bearing manufacturer's serial numbers P130323 & P130324 (“Aircraft 2 Engines”), and all Parts and Aircraft Documents associated with Aircraft 2. The Aircraft 2 Engines shall be deemed part of Aircraft 2 whether or not from time to time attached to Airframe 2 or removed from Airframe 2.

"Aircraft 3" means collectively that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N285BA and manufacturer's serial number 2095 (“Airframe 3”), together with two (2) Honeywell AS907-2-1G engines bearing manufacturer's serial numbers P130313 & P130314 (“Aircraft 3 Engines”), and all Parts and Aircraft Documents associated with Aircraft 3. The Aircraft 3 Engines shall be deemed part of Aircraft 3 whether or not from time to time attached to Airframe 3 or removed from Airframe 3.

"Aircraft 4" means collectively that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N286BA and manufacturer's serial number 2111 (“Airframe 4”), together with two (2) Honeywell AS907-2-1G engines bearing manufacturer's serial numbers P130340 & P130339 (“Aircraft 4 Engines”), and all Parts and Aircraft Documents associated with Aircraft 4. The Aircraft 4 Engines shall be deemed part of Aircraft 4 whether or not from time to time attached to Airframe 4 or removed from Airframe 4.

"Aircraft 5" means collectively that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N297BA and manufacturer’s serial number 2237 (“Airframe 5”), together with the two (2) Honeywell AS907-2-1G engines bearing manufacturer’s serial numbers P130601 & P130602 (“Aircraft 5 Engines”), and all Parts and Aircraft Documents associated with Aircraft 5. The Aircraft 5 Engines shall be deemed part of Aircraft 5 whether or not from time to time attached to Airframe 5 or removed from Airframe 5.